Exhibit 10.9

EXECUTION VERSION

FIRST AMENDMENT AND WAIVER OF, AND AGREEMENT WITH RESPECT TO, CREDIT AGREEMENT

FIRST AMENDMENT AND WAIVER OF, AND AGREEMENT WITH RESPECT TO, CREDIT AGREEMENT (this “First Amendment”), dated as of April 23, 2010, by and among CF Industries Holdings, Inc., a Delaware corporation (“Holdings”), CF Industries, Inc., a Delaware corporation (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”), and Morgan Stanley Senior Funding, Inc. as Administrative Agent and Collateral Agent.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent are parties to a Credit Agreement, dated as of April 5, 2010 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, on the date hereof, the Borrower is issuing $800,000,000 of 6.875% Senior Notes dues 2018 (the “2018 Notes”) and $800,000,000 of 7.125% Senior Notes due 2020 (the “2020 Notes”) (the 2018 Notes and the 2020 Notes, collectively, the “Senior Unsecured Notes”);

WHEREAS, the Senior Unsecured Notes are permitted under the Credit Agreement pursuant to Section 11.01(i)(B) thereof and Section 11.01(xv) thereof; and

WHEREAS, notwithstanding anything to the contrary in the Credit Agreement, the Borrower has requested that, and the Lenders have agreed that, subject to the terms and conditions of this First Amendment, after the Net Cash Proceeds received from the issuance of the Senior Unsecured Notes are used to repay in full all outstanding Bridge Loans together with all accrued and unpaid interest relating thereto and all outstanding B-2 Term Loans together with all accrued and unpaid interest relating thereto, any remaining Net Cash Proceeds shall be permitted to be used by the Borrower as provided in this First Amendment and, notwithstanding same, the Senior Unsecured Notes shall be permitted to be incurred and remain outstanding pursuant to Sections 11.01(i) and (xv);

NOW, THEREFORE, it is agreed:

I.                                         Waiver of, and Agreements with Respect to, Credit Agreement.

1.                                       On the date hereof, or within one Business Day of the date hereof, all outstanding principal of Bridge Loans (and all accrued and unpaid interest relating thereto) and all outstanding principal of B-2 Term Loans (and all accrued and unpaid interest relating thereto) shall be repaid in full.

2.                                       Notwithstanding anything to the contrary in the Credit Agreement, the Senior Unsecured Notes and the related Guarantees by Guarantors shall be permitted to be incurred in an aggregate principal amount equal to $1,600,000,000.

3.                                       Notwithstanding anything to the contrary in the Credit Agreement, $648,386,055.39 aggregate principal amount of the 2018 Notes shall be deemed to be outstanding and permitted under Section 11.01(xv) of the Credit Agreement (as being incurred in respect of Indebtedness originally outstanding under Section 11.01(ii)) and $151,613,944.61 aggregate principal amount of the 2018 Notes and $800,000,000 of the 2020 Notes shall be deemed to be outstanding and permitted under Section 11.01(i)(B) of the Credit Agreement.

4.                                       Notwithstanding anything to the contrary in the Credit Agreement and except as otherwise set forth in clause I(1) above, no other payments with respect to outstanding Loans shall be required to be made from the Net Cash Proceeds received pursuant to the Senior Unsecured Notes; provided that the Borrower shall be permitted to use such Net Cash Proceeds to make the payments required pursuant to Section 5.02(k) of the Credit Agreement.

5.                                       The Borrower covenants and agrees that the failure by the Borrower to repay in full the outstanding principal of Bridge Loans (and all accrued and unpaid interest relating thereto) and all outstanding principal of B-2 Term Loans (and all accrued and unpaid interest relating thereto) by the date and time required pursuant to clause I(1) above constitute an immediate Event of Default under the Credit Agreement.

II.                                     Amendments to Credit Agreement.

1. Section 5.02 of the Credit Agreement is hereby amended by adding the following clause (k) at the end thereof:

“(k)                            In addition to any other mandatory repayments pursuant to this Section 5.02, and no later than June 22, 2010, the Borrower shall be required to repay the B-1 Term Loans in an amount equal to $246,658,756.02 less the sum of (i) the payments or fees and expenses incurred or made pursuant to or with respect to the Transaction and paid after April 23, 2010 and prior to June 22, 2010 and (ii) the aggregate amount of all prepayments made pursuant to Section 5.01 after April 23, 2010 and prior to June 22, 2010; provided, that if the total outstanding principal amount of B-1 Term Loans on June 22, 2010 immediately after giving effect to any repayment or repayments made on such date pursuant to this clause (k) exceeds $1,076,000,000, the Borrower shall be required to repay such excess amount on June 22, 2010 or within one Business Day thereof.”

2.  Section 5.02(g) is hereby amended by (i) deleting the text “(e) and (f)” appearing in the second sentence thereof and inserting the text “(e), (f) and (k)” in lieu thereof and (ii) inserting the text “and provided further that any payments required pursuant to Section 5.02(k) shall be required to be applied to the B-1 Term Loans” immediately after the text “principal of B-1 Term Loans” appearing in clause (y) of the proviso to such Section.

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III.                                 Miscellaneous Provisions.

1.                                       In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.                                       This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.                                       This First Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.                                      THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.                                       This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Borrower, Holdings, each Subsidiary Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Binoy Dharia (facsimile number: 212-354-8113 / email: bdharia@whitecase.com).

6.                                       This First Amendment shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.  No provision of this First Amendment may be amended, modified, waiver or supplemented, except as provided in Section 14.12 of the Credit Agreement.

7.                                       From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

CF INDUSTRIES HOLDINGS, INC.,

By:	/s/ Randall W. Selgrad
Name: Randall W. Selgrad
Title: Vice President & Treasurer

CF INDUSTRIES, INC.

By:	/s/ Randall W. Selgrad
Name: Randall W. Selgrad
Title: Vice President & Treasurer

MORGAN STANLEY SENIOR FUNDING, INC.,
Individually and as Administrative
Agent

By:	/s/ Kevin Emerson
Name: Kevin Emerson
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.,
Individually as a Lender

By:	/s/ Laurance J. Bressler
Name: Laurance J. Bressler
Title: Senior Vice President

MORGAN STANLEY BANK, N.A.,
Individually as a Lender

By:	/s/ Kevin Emerson
Name: Kevin Emerson
Title: Vice President

Subsidiary Guarantor Consent

Each of the undersigned, each being a Subsidiary Guarantor under, hereby consents to the entering into of the foregoing First Amendment and agrees to, and to be bound by, the provisions thereof.

CF COMPOSITE, INC.

By:	/s/ Randall W. Selgrad
Name: Randall W. Selgrad
Title: Vice President & Treasurer

BEAUMONT AMMONIA INC.

By:	/s/ Randall W. Selgrad
Name: Randall W. Selgrad
Title: Vice President & Treasurer

BEAUMONT HOLDINGS CORPORATION
BMC HOLDINGS INC.
PORT NEAL CORPORATION
TERRA CAPITAL, INC.
TERRA CAPITAL HOLDINGS, INC.
TERRA ENVIRONMENTAL TECHNOLOGIES INC.
TERRA HOUSTON AMMONIA, INC.
TERRA INDUSTRIES INC.
TERRA INTERNATIONAL, INC.
TERRA INTERNATIONAL (OKLAHOMA) INC.
TERRA LP HOLDINGS LLC
TERRA METHANOL CORPORATION
TERRA MISSISSIPPI HOLDINGS CORP.
TERRA MISSISSIPPI NITROGEN, INC.
TERRA NITROGEN CORPORATION
TERRA NITROGEN GP HOLDINGS INC.
TERRA REAL ESTATE CORPORATION
TERRA (U.K) HOLDINGS INC.

By:	/s/ Randall W. Selgrad
Name: Randall W. Selgrad
Title: Vice President & Treasurer